SCHEDULE 14A
Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.___)

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☐     Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Babson Capital Corporate Investors
Babson Capital Participation Investors

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS

Notice of Joint Annual Meeting of
Shareholders and Proxy Statement

TIME
Friday, April 22, 2016
At 1:00 p.m.

PLACE
Oak Room
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111

Please date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or vote on the internet by following the instructions in the notice and proxy card(s).

CIPI6061

BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS

Springfield, Massachusetts

Dear Shareholder:

The 2016 Joint Annual Meeting of Shareholders (the “Meeting”) of Babson Capital Corporate Investors (“MCI”) and Babson Capital Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 22, 2016.  A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

By promptly returning the enclosed proxy card(s) or by voting on the internet you can help the Trusts avoid the expense of sending follow-up letters to obtain the attendance of a majority of the outstanding shares.  You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting.  If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

At the Meeting, shareholders will be asked to elect three Trustees.  The Board of Trustees of each Trust recommends that shareholders elect the nominated Trustees.

I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.

Sincerely,

Clifford M. Noreen
Chairman

BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS

1500 Main Street, P.O. Box 15189
Springfield, MA 01115-5189

Notice of Joint Annual Meeting of Shareholders

To the Shareholders of
Babson Capital Corporate Investors and Babson Capital Participation Investors:

The Annual Meeting of Shareholders of Babson Capital Corporate Investors (“MCI”) and Babson Capital Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2016, at 1:00 p.m., Eastern Time (the “Meeting”), for the following purposes:

(1)
to elect as Trustees Robert E. Joyal and Susan B. Sweeney for three-year terms and to elect Edward P. Grace III for a two-year term, or until their respective successors are duly elected and qualified (to be voted upon by the shareholders of each Trust, voting separately by Trust); and

(2)	to transact such other business as may properly come before the Meeting or any adjournment thereof (to be voted upon by the shareholders of each Trust, voting separately by Trust, as necessary).

Although the Trusts’ annual meetings are held together for convenience in order to hear common presentations, each Trust’s shareholders take action independently of the other.  Holders of record of the shares of beneficial interest of each Trust at the close of business on February 24, 2016 are entitled to vote at the Meeting or any adjournment thereof.

If you attend the Meeting, you may vote your shares in person.  Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1.
 Internet: Have your proxy card(s) available.  Vote on the internet by accessing the website address on your proxy card(s).  Enter your control number from your proxy card(s).  Follow the instructions found on the website; or

2.	Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

By order of the Boards of Trustees,

Janice M. Bishop
Vice President, Secretary and Chief Legal Officer

Springfield, Massachusetts
March 18, 2016

Please either vote your proxy on the internet or complete, date, and sign the proxy card(s) for the shares held by you and return the proxy card(s) in the envelope provided so that your vote can be recorded.  It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BABSON CAPITAL CORPORATE INVESTORS
BABSON CAPITAL PARTICIPATION INVESTORS

Joint Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Babson Capital Corporate Investors (“MCI”) and of Babson Capital Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) for use at the Annual Meeting of its Shareholders (the “Annual Meeting” or “Meeting”), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2016, at 1:00 p.m., Eastern Time.  Unless otherwise indicated, all information in this Proxy Statement and each Proposal (“Proposal”) apply separately to each Trust.

This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card(s) are being mailed on or about March 18, 2016, to shareholders of record on February 24, 2016, the “record date.”  Each Trust’s principal business office is c/o Babson Capital Management LLC (“Babson”), 1500 Main Street, P.O. Box 15189, Springfield, Massachusetts 01115-5189.

Holders of the shares of beneficial interest of each Trust (“shares”) of record at the close of business on February 24, 2016 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof.  There were 19,694,642 shares of MCI outstanding and 10,342,412 shares of MPV outstanding on the record date.  The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust.  However, MassMutual, the ultimate parent company of Babson, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2017 (the “MCI Note”) issued by MCI.  Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $15,000,000 Senior Fixed Rate Convertible Note due December 13, 2023 issued by MPV (the “MPV Note and, together with “MCI Note,” each a “Note” and collectively the “Notes”).  MassMutual, at its option, can convert the principal amount of each Note into shares.  The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide shareholder meeting services, including vote solicitation and tracking.  Should you have any questions about this Proxy Statement, please contact the proxy solicitor of Broadridge, by calling (toll-free) 1-855-742-8273.

Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on Friday, April 22, 2016.  The Joint Proxy Statement is available on https://www.proxyvote.com or on each Trust’s website at www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors and www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust.  Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Trust or of Babson are referred to as “Independent Trustees” throughout this Proxy Statement.  Babson is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust.  The officers of each Trust are responsible for its operations.

The Board of each Trust is currently comprised of eight Trustees with terms expiring in 2016, 2017 and 2018.  The terms of Edward P. Grace III, Robert E. Joyal and Susan B. Sweeney expire this year.  Each Trust’s Nominating Committee nominated Mr. Grace and Ms. Sweeney as Independent Trustees to the Board for a two-year term and a three-year term, respectively, and Mr. Joyal as an Interested Trustee to the Board for a three-year term.  All nominees, if elected, are to serve their respective terms, or until each of their successors are duly elected and qualified.  Under the terms of each Trust’s retirement policy, Mr. Barrett will retire following the Annual Meeting and thereafter the Board will be comprised of seven Trustees.

Information Concerning Trustees, Nominees for Trustee and Officers of each Trust

Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement.  Also, set forth below is a list of each Trust’s senior officers (“Officers”) along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

For purposes of the following Trustee tables, the term “Fund Complex” includes the Trusts, Babson Capital Funds Trust, Babson Capital Global Short Duration High Yield Fund, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Select Funds.

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (58) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman	Term expires 2018; Trustee since 2009	President (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson; President (2005-2009), Vice President (1993-2005) of the Trusts.	2
President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Director (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Director (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Investment Committee (since 1999), Diocese of Springfield; and Member of Investment Committee (since 2015), Baystate Health Systems.

*	Mr. Noreen is classified as an “interested person” of each Trust and Babson (as defined by the 1940 Act), because of his position as an Officer of each Trust and President of Babson.

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (71) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2016; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson; and President (1993-2003) of the Trusts.	95
Trustee (since 2003), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Director (since 2012), Ormat Technologies, Inc. (geothermal energy company); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); and Director (since 2013), Baring Asset Management Korea Limited (company that engages in asset management, business administration and investment management); Director (2006-2014), Jefferies Group, Inc. (financial services); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist).

*
Mr. Joyal retired as President of Babson in June 2003.  In addition and as noted above, Mr. Joyal is a director of Leucadia National Corporation, which is the parent company of Jefferies Finance, LLC, and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Babson or any other advisory accounts over which Babson has brokerage placement discretion.  Accordingly, the Trusts have determined to classify Mr. Joyal as an “interested person” of the Trusts and Babson (as defined by the 1940 Act).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (58) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (59) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2013	Managing Director and General Partner (since 1993), Boston Ventures Management (private equity firm).	2
Managing Director (since 1993), Boston Ventures VI, L.P. (private equity fund); Managing Director (since 1993), Boston Ventures V, L.P. (private equity fund); Member of the Grants Committee (since 2013), IECA Foundation; Member of the Board of Overseers (2013), MSPCA-Angell; President of the Board (2006-2012), Codman Academy Public Charter School.

Edward P. Grace III (65) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2016; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Venture Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2	Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc.(restaurant).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Susan B. Sweeney (63) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2016; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	95
Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); and Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual).

Maleyne M. Syracuse (59) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2017; Trustee since 2007	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc. (investments and banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/BT Securities.	2

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Michael L. Klofas (55) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009	Vice President (1998-2009) of the Trusts; Managing Director (since 2000), Babson; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (53) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trusts; Managing Director (since 2005), Director (2000-2005), Babson; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (51) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015
Associate Secretary (2008-2015) of the Trusts; Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson); Vice President, Secretary and Chief Legal Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (42) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006	Managing Director (since 2005), Babson; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson); Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson).

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified.  Officers are generally elected annually by the Board of each Trust.  The officers were last elected on July 22, 2015.

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years

Daniel J. Florence (43) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008	Associate Treasurer (2006-2008) of the Trusts; and Director (since 2013), Associate Director (2008-2013), Analyst (2000-2008), Babson.

Sean Feeley (48) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Managing Director (since 2003), Babson; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Robert M. Shettle (48) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2015	Managing Director (since 2006), Director (1998-2006), Babson; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified.  Officers are generally elected annually by the Board of each Trust.  The officers were last elected on July 22, 2015.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of each Trust should so serve.  The current members of the Board have joined the Board at different points in time since 2003.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Trust’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.  In recommending the election or appointment of the current Board members as Trustees, the Nominating Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.  The Nominating Committee also considered that during their service as members of the Board of Trustees of each Trust, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Trusts’ shareholders and the ability to work effectively and collegially with other members of the Board.

The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.

Mr. Barrett – Mr. Barrett brings over 30 years of investment banking experience to each Board.  Mr. Barrett is the President of WJ Barrett Associates, Inc., former President of Barrett-Gardner Associates, Inc., a private merchant bank, and was a Senior Vice President with Janney Montgomery Scott LLC, a financial services firm, for over 26 years.  Mr. Barrett has substantial board experience, including his previous experience as Chairman of Rumson-Fair Haven Bank and Trust Company, and has served on the boards of over 20 publicly traded companies.  He has served as a Director of TGC Industries, Inc. since 1979, and also currently serves on the boards of Chase Packaging Corporation and Supreme Industries, Inc.

Mr. Brown – Mr. Brown brings over 25 years of experience in investment banking and the financial advisory industry to each Board.  Mr. Brown previously worked as an investment banker with Morgan Stanley.  Additionally, Mr. Brown also served as a Director of Invicta Holdings LLC, Invicta Advisors LLC, Invicta Capital LLC and Invicta Credit LLC, a group of companies involved in writing and selling credit protection in the credit derivatives market on tranches of corporate, residential mortgage-backed securities and commercial mortgage-backed securities exposure.

Ms. Ginader – Ms. Ginader brings over 28 years of experience in merchant banking, corporate finance, mergers and acquisitions, restructuring and private equity, primarily focused in the media, entertainment and communications industries, to each Board.  She currently serves as a Managing Director and General Partner of Boston Ventures Management (private equity firm).  She previously served as a Managing Director of Bears Stearns & Co. and Chemical Bank and Assistant Vice President of First National Bank of Boston.  Ms. Ginader has substantial board experience, serving as a Director of two private equity funds, Boston Ventures VI L.P. and Boston Ventures V L.P. and as a Member of the Grants Committee of IECA Foundation.  She previously served as a Member of the Board of Overseers of MSPCA-Angell and a Special Advisor to and President of the Board of the Foundation of Codman Academy Public Charter School.

Mr. Grace – Mr. Grace brings substantial executive, operations, board, private investor and private equity experience to each Board.  Mr. Grace is President of Phelps Grace International, Inc., Managing Director of Grace Venture Partners, LP, Managing Director of Grace Restaurant Partners, LP and Senior Advisor in the Private Equity Group of Angelo Gordon & Co.  He currently serves as Director of Larkburger, Inc., Benihana Inc., Firebirds Wood Fired Holding Corporation and Shawmut Design and Construction, Inc.  Mr. Grace is Founder and former Chairman, President and Chief Executive Officer of The Capital Grille and Bugaboo Creek Steak House.  He sold these chains and was formerly Director and Vice Chairman of the combined companies, RARE Hospitality International, Inc.  He has served as Director of numerous other private and public companies, including Not Your Average Joe’s, Inc., Boston Restaurant Associates, Inc., Logan’s Roadhouse, Inc., The Gemesis Corporation and Claim Jumper Restaurants.  Mr. Grace also served as Trustee and Chairman of the Executive and Investment Committees of Johnson & Wales University from 1994 to 2010 and Trustee and Vice Chairman of the Investment Committee of Bryant University from 1999 to 2008.  Mr. Grace holds a Masters Professional Director Certification from the American College of Corporate Directors (a public company director education and credentialing organization).

Mr. Joyal – Mr. Joyal brings over 36 years of executive and board experience in the investment management business to each Board.  He previously served as the President of each Trust and the President of the Trusts’ investment adviser, Babson.  His substantial board experience includes service on four other investment company boards (MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds).  Mr. Joyal also serves as Director of several other companies, Ormat Technologies, Inc., Leucadia National Corporation and Baring Asset Management Korea Limited.  Mr. Joyal is a Chartered Financial Analyst.

Mr. Noreen – Mr. Noreen’s experiences as President, Vice Chairman, member of the Board of Managers and a Managing Director of Babson provide the Boards with insight into investment company operational, financial and investment matters.  The Boards benefit from Mr. Noreen’s 31 years of investment management and oversight experience related to public equities and corporate credit related investments, including private and public bonds, mezzanine and private equity investments and structured credit products.  Mr. Noreen also has extensive experience in financial services operations resulting from his years at Babson and from acting as a director of private investment companies and finance companies.

Ms. Sweeney – Ms. Sweeney brings over 30 years of investment and financial management experience in both the private and public sectors to each Board.  She previously served as Senior Vice President and Chief Investment Officer of Selective Insurance Company of America.  She was Senior Managing Director of Ironwood Capital and Chief Investment Officer, Pension Funds for the State of Connecticut Treasurer’s Department.  Ms. Sweeney currently serves on four other investment company boards (MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Funds and MML Series Investment Funds II).

Ms. Syracuse – Ms. Syracuse brings over 25 years of experience in investment banking, corporate finance and the financial advisory industry to each Board.  Ms. Syracuse’s previous positions include her work as an investment banker at JP Morgan Securities, Inc. and Deutsche Bank Securities (f/k/a Banker’s Trust Company).

Share Ownership of Trustees and Officers

As of February 1, 2016, the Trustees and Officers of each Trust individually beneficially owned less than one percent (1%) of each of MCI’s and MPV’s outstanding shares and as a group beneficially owned 1.43% of MCI’s outstanding shares and 1.22% of MPV’s outstanding shares.  This information is based on information furnished by each Trustee and Officer.  Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Also, as of February 1, 2016, Babson, the investment adviser to each Trust, beneficially owned 0.84% of the outstanding shares of MCI and 1.39% of the outstanding shares of MPV.

Members of each Board historically have invested in one or both of the Trusts, as is consistent with their individual financial goals.  In October 2010, this policy was formalized through adoption of a requirement that each Independent Trustee invest one year’s worth of fees received for serving as Trustee of the Trusts (excluding committee fees) in shares of one or both of the Trusts.  Investments in the name of family members or entities controlled by a Trustee constitute Trust holdings of such Trustee for purposes of this policy, and a three-year phase-in period applies to such investment requirements for Trustees and newly elected Trustees.  In implementing such policy, a Board member’s Trust holdings existing on October 22, 2010 were valued as of such date with subsequent investments valued at cost.

The table below sets forth information regarding the beneficial ownership* of each Trust’s shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of February 1, 2016.

Dollar Ranges of Shares Owned by Trustees and Officers

Name of Nominee/ Trustee/Officer	Dollar Range of Shares in MCI	Dollar Range of Shares in MPV	Aggregate Dollar Range of Shares in the Family of Investment Companies
W. Barrett	Over $100,000	Over $100,000	Over $100,000
M. Brown	Over $100,000	$10,001-$50,000	Over $100,000
B. Ginader	$50,001-$100,000	None	$50,001-$100,000
E. Grace	$50,001-$100,000	$10,001-$50,000	Over $100,000
R. Joyal	Over $100,000	Over $100,000	Over $100,000
C. Noreen	Over $100,000**	None	Over $100,000**
S. Sweeney	$50,001-$100,000	$50,001-$100,000	Over $100,000
M. Syracuse	Over $100,000	$10,001-$50,000	Over $100,000
M. Klofas	Over $100,000**	None	Over $100,000**
R. Spencer	$10,001-$50,000	None	$10,001-$50,000
J. Bishop	$50,001-$100,000**	None	$50,001-$100,000**

*	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
**
Includes interest derived from the market value of MCI common shares represented in the Babson and/or MassMutual non-qualified compensation deferral plans.  However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

Required Vote

If a quorum is present at the Meeting, the three nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.

THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF EACH TRUST.

Board Leadership Structure

The Board for each Trust currently consists of eight Trustees, six of whom are Independent Trustees.  Following Mr. Barrett’s retirement at the Annual Meeting, the Board of each Trust shall consist of seven Trustees, five of whom are Independent Trustees.  As discussed below, three of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.

Mr. Noreen, an “interested person” of each Trust, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of each Board.  Mr. Noreen presides at meetings of each Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by each Board from time to time.  The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Brown, generally acts as chairman of meetings or executive sessions of the Independent Trustees, and when appropriate, represents the views of the Independent Trustees to management.  The Board of each Trust reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable each Board to exercise its oversight of each Trust.  Each Board also believes that its structure, including the active role of the Independent Trustees, facilitates an efficient flow of information concerning the management of each Trust to the Independent Trustees.

Each Board provides oversight of the services provided by Babson, including risk management activities.  In addition, each committee of each Board provides oversight of Babson’s risk activities with respect to the particular activities within the committee’s purview.  In the course of providing oversight, the Board and relevant committees for each Trust receive a wide range of reports on the Trusts’ activities, including each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts’ financial accounting and reporting.  The Board and Audit Committee for each Trust meet periodically with the Trusts’ Chief Compliance Officer regarding the compliance of the Trusts with federal securities laws and the Trusts’ internal compliance policies and procedures.  In addition, both the Audit Committee and the full Board of each Trust regularly review information and materials concerning risks specific to the Trusts and Babson, including presentations by various officers of the Trusts, investment personnel for the Trusts, Babson, MassMutual Corporate Audit, the independent auditors for the Trusts (KPMG LLP) and Counsel to the Trusts.

Information Concerning Committees and Meetings of the Board of Trustees

Each Board has an Audit Committee, a Joint Transactions Committee, a Governance Committee and a Nominating Committee.

The Audit Committee of each Trust is comprised exclusively of Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on each Trust’s website, www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors and www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors.  A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516.  The present members of the Audit Committee of each Trust are Michael H. Brown (Chairman), Susan B. Sweeney and Maleyne M. Syracuse.  Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange (the “Listing Standards”) and the rules of the U.S. Securities and Exchange Commission (“SEC”).  In accordance with the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust’s Audit Committee, each Board designated Mr. Brown as the Trust’s Audit Committee Financial Expert.

In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of each Trust’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter.  During the twelve months ended December 31, 2015, the Audit Committee held eight meetings.

The Joint Transactions Committee of each Trust is comprised of all Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act.  This Committee reviews certain joint investment transactions between each Trust and MassMutual pursuant to the conditions set forth in the Trust’s SEC exemptive order under Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  This Committee acts primarily by written consent (twenty consents were executed by Committee members, approving thirty-two investments and turning down zero investments during the twelve months ended December 31, 2015).  The Committee also met four times during the year in conjunction with meetings of each Trust’s Board.

The Governance Committee of each Trust is currently comprised of Robert E. Joyal (Chairman), William J. Barrett, Michael H. Brown, Barbara M. Ginader, Edward P. Grace and Maleyne M. Syracuse.  The Governance Committee considers, evaluates and makes recommendations to the Board of each Trust with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees.  During the twelve months ended December 31, 2015, the Governance Committee held two meetings.

The Nominating Committee of each Trust is currently comprised of all Independent Trustees and is chaired by William J. Barrett.  A current copy of each Trust’s Nominating Committee Charter can be found on each Trust’s website, www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors and www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors.  During the twelve months ended December 31, 2015, the Nominating Committee held one meeting.

The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of each Trust (“Independent Trustees”).  The Nominating Committee Charter contemplates that all nominees for Independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience.  In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity.  In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee.  Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

When each Board has or expects to have a vacancy for an Independent Trustee, the Nominating Committee will consider candidates recommended by each Trust’s current Trustees; each Trust’s shareholders; each Trust’s officers; each Trust’s investment adviser; and any other source the Committee deems to be appropriate.  Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules.  The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and one special meeting (held by means of a telephone conference call over two days). During the past fiscal year, each Trustee attended all the meetings of the Board and applicable Committee meetings on which s/he served for each Trust.

Transactions with and Remuneration of Officers and Trustees

Pursuant to the Investment Services Contract between MCI and Babson and the Investment Advisory and Administrative Services Contract between MPV and Babson (each a “Contract”), Babson paid the compensation and expenses of the Trusts’ officers and of all Trustees of the Trusts who were “interested persons” of each Trust or officers or employees of Babson.

Trustees who are not officers or employees of Babson receive an annual retainer paid by MCI of $30,000 and by MPV of $20,000.  Each Trust also pays an additional annual retainer fee to the Chairman of the Audit Committee in the amount of $3,000.  Trustees of MCI also receive a fee of $3,000 and Trustees of MPV receive a fee of $2,000 for each meeting of each Board which they attend ($1,500 and $1,000, respectively, for each meeting conducted by telephone conference call).  Members of the Audit Committee, Nominating Committee and Governance Committee of each Trust receive an additional fee of $1,800 from MCI and $1,200 from MPV per meeting attended, including meetings conducted by telephone conference call.  During the fiscal year ended December 31, 2015, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $346,909 for MCI and $234,109 for MPV.

The following table discloses the compensation paid to each Trust’s Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2015.  The Trusts, Babson Capital Funds Trust, Babson Capital Global Short Duration High Yield Fund, MassMutual Premier Funds, MML Series Investment Funds, MassMutual Select Funds, and MML Series Investment Funds II are collectively referred to in the table below as the “Fund Complex.”  The Trustees do not receive pension or retirement benefits.

Name of Trustee	Aggregate Compensation from MCI		Aggregate Compensation from MPV		Total Compensation from Fund Complex
William J. Barrett	$50,400		$33,600		$84,000
Michael H. Brown	67,800		46,200		114,000
Barbara M. Ginader	46,800		31,200		78,000
Edward P. Grace, III	50,400		33,600		84,000
Robert E. Joyal	None	*	None	*	207,496	**
Clifford M. Noreen	None	*	None	*	None
Susan B. Sweeney	61,200		40,800		285,040	†
Maleyne M. Syracuse	64,800		43,200		108,000
Total	$341,400		$228,600		$960,536

*	No compensation is paid by either Trust to Trustees who are “interested persons” of the Trust.
**
Mr. Joyal also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Babson.  Mr. Joyal received $207,496 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Funds) for the fiscal year ended December 31, 2015.

†
Ms. Sweeney also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Babson.  Ms. Sweeney received $183,040 in total compensation for such service for the fiscal year ended December 31, 2015, in addition to her compensation from the Trusts.

AUDIT COMMITTEE REPORT OF EACH TRUST

Each Trust’s Audit Committee oversees the Trust’s financial reporting process on behalf of each Trust’s Board of Trustees and operates under a written Charter adopted by each Trust’s Board of Trustees.  The Audit Committee meets with each Trust’s management (“Management”) and independent registered public accountants and reports the results of its activities to each Trust’s Board of Trustees.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  In connection with each Committee’s and independent registered accountant’s responsibilities, Management advised that each Trust’s financial statements were prepared in conformity with generally accepted accounting principles.

Accordingly, each Trust’s Audit Committee has:

▪	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with Management and KPMG LLP (“KPMG”), each Trust’s independent registered public accountants;

▪	Discussed with KPMG those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and

▪
Received the written disclosure and the letter from KPMG required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG its independence.

Each Trust’s Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2014 and 2015 for each Trust and for the non-audit services provided to Babson and Babson’s parent, MassMutual.  As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

In reliance on the reviews and discussions referred to above, each Trust’s Audit Committee presents this Report to each Trust’s Board of Trustees and recommends that each Trust’s Board of Trustees (1) include the December 31, 2015 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2015 and (2) file such Annual Report with the SEC and the New York Stock Exchange.

Each Trust’s Audit Committee appointed the firm of KPMG as the Trust’s independent registered public accountant for the fiscal year ending December 31, 2016, and, in connection therewith, KPMG will prepare all of each Trust’s tax returns for the fiscal year ending December 31, 2016.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST’S BOARD OF TRUSTEES

Michael H. Brown, Audit Committee Chair
Susan B. Sweeney, Audit Committee Member
Maleyne M. Syracuse, Audit Committee Member

February 23, 2016

THE TRUSTS’ INDEPENDENT AUDITORS

KPMG audited the financial statements of each Trust, Babson, and MassMutual for the fiscal year ended December 31, 2015.  KPMG’s audit report for each Trust contained no qualifications or modifications.  A KPMG representative is expected to be present at the upcoming Annual Meeting.  This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders.  As noted above, KPMG will audit each Trust’s 2016 financial statements and prepare each Trust’s 2016 Federal and state tax returns.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees Billed to MCI

	KPMG Year Ended December 31, 2015	KPMG Year Ended December 31, 2014
Audit Fees	$71,000	$64,500
Audit-Related Fees	0	0
Tax Fees	45,665	63,244
All Other Fees	0	0
Total Fees	$116,665	$127,744

Fees Billed to MPV

	KPMG Year Ended December 31, 2015	KPMG Year Ended December 31, 2014
Audit Fees	$71,000	$64,500
Audit-Related Fees	0	0
Tax Fees	45,665	46,200
All Other Fees	0	0
Total Fees	$116.665	$110,700

Non-Audit Fees Billed to Babson and MassMutual

	KPMG Year Ended December 31, 2015	KPMG Year Ended December 31, 2014
Audit-Related Fees	$1,393,808	$1,268,006
Tax Fees	333,000	140,000
All Other Fees	23,100	0
Total Fees	$1,749,908	$1,408,006

The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Babson and MassMutual, such as SOC-1 review, consulting and agreed upon procedures reports.  Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the “Tax Fees” category.  The category “All Other Fees” represents fees billed by KPMG for consulting rendered to Babson and MassMutual.  The Sarbanes-Oxley Act of 2002 and its implementing regulations allow each Trust’s Audit Committee to establish a pre-approval policy for certain services rendered by the Trust’s independent accountants.  During 2015, each Trust’s Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

The 2014 fees billed represent final 2014 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts’ 2015 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts’ 2015 Proxy Statement, but are now properly included in the 2014 fees billed to each Trust, Babson and MassMutual.

OTHER BUSINESS

The Board of each Trust knows of no business to be brought before the Meeting other than as set forth above.  If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

INFORMATION ABOUT VOTING PROXIES AND THE MEETING

Manner of Voting Proxies

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting.  The election inspectors will count the total number of votes cast “for” approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast.  All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum.  The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business for each Proposal.  With respect to Proposal 1, neither abstentions nor broker non-votes, if any, will have an effect on the outcome of Proposal 1.

Shareholders of each Trust are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Trust that such shareholder owns at the close of business on February 24, 2016.  Each fractional share is entitled to a proportionate fractional vote.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting.  To vote by mail, please mark, sign, date and return the enclosed proxy card(s) following the instructions printed on the card.  Please refer to your proxy card(s) for instructions for voting by telephone or internet.

Revocation of Proxies

Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust.  All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Adjournment

If sufficient votes in favor of any of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Trusts will pay the costs of any additional solicitation and of any adjourned session.  Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

INVESTMENT ADVISER

Babson provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.

Babson (including its wholly-owned subsidiaries) currently has over $216 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations).  MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Babson.  MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC.  MassMutual owns all of the voting shares of MassMutual Holding LLC.  MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111.  Babson’s principal office is located at 1500 Main Street, Springfield, Massachusetts 01115.

CERTAIN ADMINISTRATIVE SERVICES

Babson indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services.  Babson’s principal address is 1500 Main Street, Springfield, Massachusetts 01115.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each Trust’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust’s securities with the SEC and the New York Stock Exchange.  These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file.  Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Babson, and its relevant affiliated persons have all complied with applicable filing requirements during each Trust’s fiscal year ended December 31, 2015, except William J. Barrett who filed a late Form 4 for MCI and Roger Crandall, Elizabeth C. Ward, Janice M. Bishop and Thomas M. Finke who inadvertently filed late Form 4s for MCI.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Any shareholder intending to present a proposal at the Annual Meeting to be held in 2017 who wishes to have such proposal included in the Trust’s proxy material for that meeting, should forward his/her written proposal to the Trust, Attention: Secretary.  Proposals must be received on or before November 16, 2016, to be considered for inclusion in the Trust’s proxy material for its 2017 Annual Meeting.

Pursuant to procedures approved by each Trust’s Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Trust’s Chief Financial Officer at the office of the Trust’s investment adviser or by emailing the respective Trust’s Chief Financial Officer at mcimailbox@massmutual.com or mpvmailbox@massmutual.com.  When writing to a Trust’s Board of Trustees, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

ADDITIONAL INFORMATION

Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust.  The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust’s officers in person, by telephone, or by facsimile will be borne by each respective Trust.  The Trusts have engaged Broadridge to provide shareholder meeting services, including vote solicitation and tracking.  It is anticipated that the cost of these services will be approximately $28,000 for the Trusts and may increase in the event any vote is contested or increased solicitation efforts are required.  The Trusts will reimburse banks, brokers, and other persons holding each respective Trust’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust’s shareholders.

Each Trust will arrange for at least one Trustee to attend its 2016 Annual Meeting; will encourage all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance.  Six of the Trusts’ Trustees attended the April 17, 2015 Annual Meeting.

Only one copy of the Proxy Statement may be mailed to each household, even if more than one person in the household is a Trust shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516.  Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com, www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors and www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors.  If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact:

DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
or by telephone at
1-800-647-7374
or contact your financial intermediary.

The Annual Report of each Trust for its fiscal year ended December 31, 2015, including financial statements, a schedule of each Trust’s investments as of such date and other data, was mailed on or about February 28, 2016, to all shareholders of record.  Each Trust’s most recent Annual Report is available on the internet at www.babsoncapital.com/funds/closed-end-funds/babson-capital-corporate-investors and www.babsoncapital.com/funds/closed-end-funds/babson-capital-participation-investors.  Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts’ Transfer Agent, DST Systems, Inc., at 1-800-647-7374.

CIPI6061

BABSON CAPITAL CORPORATE INVESTORS C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Mail

1) Read the Joint Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01813-P75859              KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BABSON CAPITAL CORPORATE INVESTORS

Vote on Trustees		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.
Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified.

Nominees for election:

01) Robert E. Joyal
02) Susan B. Sweeney

Election of Trustee - for a two-year term, or until his successor is duly elected and qualified.

Nominee for election:

03) Edward P. Grace III
		☐	☐	☐

2.	Other Business
In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mci or at www.proxyvote.com

E01814-P75859

BABSON CAPITAL CORPORATE INVESTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Janice M. Bishop and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Babson Capital Corporate Investors (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2016, at 1:00 p.m. Eastern Time, and at any adjournments thereof (the “Annual Meeting”).

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BABSON CAPITAL PARTICIPATION INVESTORS C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Mail

1) Read the Joint Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E01811-P75859                               KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

BABSON CAPITAL PARTICIPATION INVESTORS

Vote on Trustees		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1.
Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified.

Nominees for election:

01) Robert E. Joyal
02) Susan B. Sweeney

Election of Trustee - for a two-year term, or until his successor is duly elected and qualified.

Nominee for election:

03) Edward P. Grace III
		☐	☐	☐

2.	Other Business
In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Joint Proxy Statement is available at http://www.babsoncapital.com/mpv or at www.proxyvote.com.

E01812-P75859

BABSON CAPITAL PARTICIPATION INVESTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Janice M. Bishop and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Babson Capital Participation Investors (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 22, 2016, at 1:00 p.m. Eastern Time, and at any adjournments thereof (the “Annual Meeting”).

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

PLEASE SIGN AND DATE ON THE REVERSE SIDE.